Exhibit 10.4

CONTINUING AGREEMENT OF GUARANTY AND SURETYSHIP

THIS CONTINUING AGREEMENT OF GUARANTY AND SURETYSHIP (together with all extensions, renewals, amendments, modifications, substitutions, and restatements thereof, this “Guaranty”), dated as of July 7, 2026, by LINCOLN EDUCATIONAL SERVICES CORPORATION, a New Jersey corporation, NEW ENGLAND ACQUISITION, LLC, a Delaware limited liability company, NN ACQUISITION, LLC, a Delaware limited liability company, and NASHVILLE ACQUISITION, L.L.C., a Delaware limited liability company, each having an address at 14 Sylvan Way, Suite A, Parsippany, New Jersey 07054 (individually and collectively, the “Guarantor”), in favor of PROVIDENT BANK, having an office at 10 Woodbridge Center Drive, 3rd Floor, Woodbridge, New Jersey 07095 (the “Bank”).

Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

RECITALS:

WHEREAS, the Bank has agreed to make a commercial mortgage loan to LINCOLN TECHNICAL INSTITUTE, INC., a New Jersey corporation (the “Borrower”), in the original principal sum of FIFTEEN MILLION FORTY THOUSAND and 00/100 DOLLARS ($15,040,000.00) (the “Loan”); and

WHEREAS, the Borrower’s obligation to repay the Loan and all other amounts owing under the Loan Documents is evidenced by (a) that certain Promissory Note of even date herewith, made by the Borrower and payable to the order of the Bank (together with all extensions, renewals, amendments, modifications, substitutions, and restatements thereof, the “Note”); and (b) that certain Loan Agreement of even date herewith between the Borrower and the Bank (together with all extensions, renewals, amendments, modifications, substitutions, and restatements thereof, the “Loan Agreement”); and

WHEREAS, repayment of the Loan is secured by, among other things, a Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Financing Statement of even date herewith executed and delivered by the Borrower to the Bank (together with all extensions, renewals, amendments, modifications, substitutions, and restatements thereof, the “Mortgage”), which grants the Bank a lien on the Mortgaged Property and fixtures owned by the Borrower that constitute part of the Mortgaged Property under applicable law; and

WHEREAS, the Guarantors will receive material economic benefits as a result of the Loan; and

WHEREAS, the Bank requires as a condition to the making of the Loan that the Guarantors shall have executed and delivered this Guaranty for the benefit of the Bank.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Bank to make the Loan to the Borrower, the Guarantor hereby represents, warrants and covenants to Bank as follows:

1.
Authorization and Enforceability of Loan Documents. The Note, the Loan Agreement, the Mortgage and the other Loan Documents to which the Borrower is a party have been duly authorized and executed by the Borrower and are legal, valid and binding instruments, enforceable against the Borrower in accordance with their respective terms subject to the effect of bankruptcy, insolvency, reorganization, moratorium or other legal or equitable principles now or hereafter in effect generally affecting creditors’ rights and remedies.

2.
Obligations Guaranteed. The Guarantor hereby absolutely and unconditionally guarantees to the Bank the following (collectively, the “Guaranteed Obligations”):

(a)
Payment and Performance. The Guarantor hereby absolutely and unconditionally guarantees to the Bank the prompt payment, when due, whether by acceleration or otherwise, of all present and future obligations and/or liabilities of the Borrower to the Bank under the Note, whether now existing or arising after the date of this Guaranty, secured or unsecured, absolute or contingent, together with all modifications, extensions or renewals of such obligations and/or liabilities, and the due and prompt performance of all of the terms, agreements, covenants and conditions of the Note, the Loan Agreement, the Mortgage and other Loan Documents. This Guaranty covers all obligations and liabilities incurred by the Borrower in any capacity (including as maker, endorser, guarantors, accommodation party or otherwise) and also includes the amount of any payment made by the Borrower to the Bank which payment is rescinded or must otherwise be returned by the Bank upon the insolvency or bankruptcy of the Borrower. This Guaranty covers all obligations and liabilities incurred by the Borrower under any indemnification provisions set forth in the Note, the Loan Agreement, the Mortgage or any of the other Loan Documents.

(b)
Collection/Enforcement Costs. Further, the Guarantor hereby unconditionally guarantees to the Bank payment in full of any and all reasonable, documented, and actually incurred out-of-pocket expenses that may be paid or incurred by the Bank in the collection of all or any portion of the Guarantor’s obligations and liabilities hereunder or the exercise or enforcement of any one or more of the other rights, powers, privileges, remedies and interests of the Bank under the Loan Documents or hereunder, irrespective of the manner or success of any such collection, exercise or enforcement, and whether or not such expenses constitute part of the Borrower’s obligations.

Notwithstanding anything to the contrary in this Guaranty, the Note or any of the other Loan Documents, the Bank shall not be deemed to have waived any right which the Bank may have under Section 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code to file a claim for the full amount of the Loan or to require that all Collateral shall continue to secure all of the Borrower’s obligations and liabilities owing to the Bank in accordance with the Loan Documents, in each case subject to the Fifth Third Loan Documents and the collateral limitations set forth in the Loan Agreement.

3.
Unconditional Guaranty. This Guaranty is an absolute, unconditional, present and continuing guaranty of payment and not of collection and is in no way conditioned or contingent upon any attempt to enforce the Bank’s rights against the Borrower or to collect from the Borrower or upon any other condition or contingency; accordingly, the Bank shall have the right to proceed against the Guarantor immediately upon any Event of Default without taking any prior action or proceeding to enforce the Loan Documents or any of them or for the liquidation or foreclosure of any security the Bank may at any time hold pursuant thereto. The Guarantor hereby postpones and subordinates until the Loan shall have been paid in full any claim (within the meaning of 11 U.S.C. § 101) which the Guarantor may have against the Borrower arising from a payment made by the Guarantor under this Guaranty and agrees not to assert or take advantage of any subrogation rights of the Guarantor or any right of the Guarantor to proceed against the Borrower for reimbursement until the Loan shall have been paid in full. It is expressly understood that the waivers and agreements of the Guarantor constitute additional and cumulative benefits given to the Bank for its security and as an inducement for its extension of credit to the Borrower.

4.
Liability Unimpaired. The Guarantor’s liability hereunder shall in no way be limited or impaired by, and the Guarantor hereby consents to and agrees to be bound by, any renewal, amendment, or modification, provided that no such amendment, modification or renewal shall materially increase the principal amount of the Loan or materially increase the obligations of the Guarantor without the Guarantor’s written consent, of the provisions of any of the Loan Documents or any other instrument made to or with the Bank by the Borrower or the Guarantor, or any person who succeeds the Borrower as owner of all or part of the Mortgaged Property prior to foreclosure of the Mortgage. In addition, each Guarantor’s liability hereunder shall in no way be limited or impaired by (i) any extensions of time for performance required by any of said documents, (ii) any sale, assignment or foreclosure of the Note or Mortgage or any sale or transfer of all or part of the Mortgaged Property, (iii) any exculpatory provision in any of said instruments limiting the Bank’s recourse to the Mortgaged Property or to any other security, or limiting the Bank’s rights to a deficiency judgment against the Borrower, (iv) the release of the Borrower or any other person from performance or observance of any of the agreements, covenants, terms or conditions contained in any of said instruments by operation of law or otherwise, (v) the release or substitution in whole or in part of any security for the Loan, (vi) the Bank’s failure to record the Mortgage or file any UCC financing statements (or the Bank’s improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Loan, (vii) the invalidity, irregularity or unenforceability, in whole or in part, of any of the Loan Documents, this Guaranty or any other instrument or agreement executed or delivered to the Bank or any of its agents in connection with the Loan, except to the extent that there is a final adjudication by a court of competent jurisdiction of a valid defense to the Borrower’s obligations under the Loan Documents, (viii) the inaccuracy of any of the representations and warranties made by the Borrower in the Mortgage or any other Loan Document or (ix) any other action or circumstance whatsoever which constitutes, or might be construed to constitute, a legal or equitable discharge or defense (except full payment and satisfaction) of the Borrower for its obligations under any of the Loan Documents or of the Guarantor under this Guaranty, other than payment in full; and, in any such case, whether with or without notice to the Guarantor and with or without consideration.

5.
Preservation of Loan Documents. To the extent within its control, the Guarantor will cause the Borrower to maintain and preserve the enforceability of the Loan Documents as the same may be modified and will not permit the Borrower to take or to fail to take actions of any kind, the taking of which or the failure to take which might be the basis for a claim that the Guarantor has a defense to the Guarantor’s Guaranteed Obligations hereunder; provided that nothing in this Section shall require the Borrower or any Guarantor to take or omit to take any action that would violate the Fifth Third Loan Documents.

6.
No Security Interest in Guarantor Property. Notwithstanding anything to the contrary contained herein, this Guaranty does not grant the Bank any lien on or security interest in any property of any Guarantor, including deposit accounts, securities, instruments, general intangibles, choses in action, funds or any other real, personal or mixed property. Nothing in this Guaranty shall require any Guarantor to grant any lien or security interest, make any pledge or take or omit any action that would violate the Fifth Third Loan Documents.

7.
Indemnification; Payments; Certain Waivers. The Guarantor (i) waives any right or claim of right to cause a marshalling of the Borrower’s assets or to cause the Bank to proceed against any of the security for the Loan or for the obligations guaranteed hereby before proceeding against the Guarantor, (ii) agrees that any payments required to be made by the Guarantor hereunder shall become due on demand in accordance with the terms of Section 2 hereof and without presentment to the Borrower, demand for payment or protest, or notice of non-payment or protest, and (iii) except as hereinafter provided, expressly waives and relinquishes all rights and remedies accorded by applicable law to guarantors. Without limiting the generality of the foregoing, the Guarantor hereby waives all rights (x) to participate in any claim or remedy the Bank may now or hereafter have against the Borrower or in any collateral which the Bank has or hereafter may acquire for the obligations guaranteed hereby and (y) except as provided below, to contribution, indemnification, set-off, exoneration or reimbursement, whether from the Borrower, any other Guarantor, or any other person now or hereafter primarily or secondarily liable for any of the Borrower’s obligations to the Bank, and whether arising by contract or operation of law or otherwise by reason of the Guarantor’s execution, delivery or performance of this Guaranty, the Guarantor does not waive and hereby retains all rights of subrogation, contribution, indemnification, set-off or reimbursement against the Borrower or any other guarantor that the Guarantor may have (the “Undersigned’s Rights”); provided however that (i) this Guaranty shall neither be contingent upon the existence of the Undersigned’s Rights nor subject to any claims or defenses whatsoever which may be asserted in connection with the enforcement or attempted enforcement of the Undersigned’s Rights including, without limitation, any claim that the Undersigned’s Rights were abrogated by any of the Bank’s acts, and (ii) until the Loan shall have been paid in full, the Guarantor hereby postpones and subordinates (A) the exercise of any and all of the Undersigned’s Rights to the Bank’s rights against the Guarantor under this Guaranty or against the Borrower under any of the Loan Documents, and (B) any of the Undersigned’s Rights to any collateral securing the Loan. The Guarantor hereby agrees that any debt of the Borrower to the Guarantor is expressly subordinate to the right of the Bank to payment of the Guaranteed Obligations, and that the Bank shall be entitled to full payment of all of the Guaranteed Obligations prior to the exercise by the Guarantor of any rights to payment or performance of any debt which the Borrower may owe the Guarantor. Until the Guaranteed Obligations have been paid in full, the Guarantor’s rights to receive payment from the Borrower in any bankruptcy, receivership or insolvency proceeding shall be postponed and subordinated to the Bank’s right to payment in full of the Guaranteed Obligations. Nothing in this Section grants the Bank a lien on or security interest in any property of any Guarantor.

8.
Reinstatement. This Guaranty shall continue to be effective, or be reinstated automatically, as the case may be, if at any time payment, in whole or in part, of any of the obligations guaranteed hereby is rescinded or otherwise must be restored or returned by the Bank (whether as a preference, fraudulent conveyance or otherwise) upon or in connection with the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower, the Guarantor or any other person, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for the Borrower, the Guarantor or any other person or for a substantial part of the Borrower’s, the Guarantor’s or any of such other person’s property, as the case may be, or otherwise, all as though such payment had not been made. The Guarantor further agrees that in the event any such payment is rescinded or must be restored or returned, all costs and reasonable, documented and actually incurred out-of-pocket expenses (including, without limitation, reasonable legal fees and expenses) incurred by or on behalf of the Bank in defending or enforcing such continuance or reinstatement, as the case may be, shall constitute costs of enforcement, the payment of which is guaranteed by the Guarantor pursuant to Section 2 hereof.

9.
Litigation; Compliance with Judgments. The Guarantor represents and warrants that there are no actions, suits or proceedings pending or threatened in writing against or affecting any Guarantor, at law, in equity or before or by any governmental authorities and to the best of the Guarantor’s knowledge, the Guarantor is not in default with respect to any order, writ, injunction, decree or demand of any court or governmental authorities which in either case would have a material adverse effect on any Guarantor’s ability to perform its obligations hereunder.

10.
No Conflicts. The Guarantor represents and warrants that the consummation of the transactions contemplated hereby and the performance of this Guaranty and the other Loan Documents to which the Guarantor is a party have not resulted and will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, bank loan or credit agreement, corporate charter, by-laws, partnership agreement or other instrument to which the Guarantor is a party or by which the Guarantor may be bound or affected, after giving effect to the Fifth Third Loan Documents and any consent, acknowledgment, waiver, release or subordination delivered in connection with the Loan.

11.
Compliance with Laws. The Guarantor represents and warrants that no Guarantor has received written notice from any governmental authority that it is not in compliance with any federal, state or local law, rule, regulation, ordinance, order, writ, judgment, injunction, decree, determination or award (hereinafter, “Laws”) presently in effect having applicability to the Guarantor; the transactions contemplated by the Loan Documents and this Guaranty do not and will not violate any provision of Law or require any filing, registration, consent or approval under any Law; and agrees that the Guarantor will comply promptly with all Laws now or hereafter in effect having applicability to the Guarantor.

12.
Accuracy of Information; Full Disclosure. The Guarantor represents and warrants that to its knowledge neither this Guaranty nor any documents, financial statements, reports, notices, schedules, certificates, statements or other writings furnished by or on behalf of the Guarantor to the Bank in connection with the negotiation of the Loan Documents or the consummation of the transactions contemplated thereby, or required herein or by the other Loan Documents to be furnished by or on behalf of the Guarantor, contains any untrue or misleading statement of a material fact; there is no fact known to Guarantor which the Guarantor has not disclosed to the Bank in writing which materially affects adversely any of the Mortgaged Property or the business affairs or financial condition of the Guarantor, or the ability of the Guarantor to perform this Guaranty and the other Loan Documents to which the Guarantor is a party.

13.
Financial Statements. The Guarantor represents, warrants and covenants as follows:

(a)
The most recent financial statements heretofore delivered by the Guarantor to the Bank, if any, are true and correct in all material respects, have been prepared in accordance with sound accounting principles consistently applied and fairly present the Guarantor’s financial condition as of the date thereof, and no material adverse change has occurred in the financial condition reflected therein since the date thereof;

(b)
Within 120 days after the end of each fiscal year, the Guarantor shall supply the Bank with consolidated annual audited financial statements of Lincoln Educational Services Corporation and its subsidiaries (including the Borrower) as of the last day of and for such fiscal period, prepared and reviewed by an independent certified public accountant reasonably acceptable to the Bank and prepared in accordance with generally accepted accounting principles consistently applied, all in form and content consistent with those delivered prior to closing or otherwise reasonably acceptable to the Bank;

(c)
If requested by the Bank, the Guarantor shall supply the Bank with a written acknowledgment by the Guarantor’s accountant, on a form to be provided by the Bank and reasonably acceptable to Guarantor’s accountant, acknowledging the Bank’s reliance upon the professional accounting services provided (and to be provided) by that accountant; and

(d)
Promptly, each Guarantor shall supply the Bank with such further information regarding the business affairs and/or financial condition of the Borrower and any Guarantor as the Bank may reasonably require.

14.
Non-Waiver; Remedies Cumulative. No failure or delay on the Bank’s part in exercising any right, power or privilege under any of the Loan Documents, this Guaranty or any other document made to or with the Bank in connection with the Loan shall operate as a waiver of any such privilege, power or right or shall be deemed to constitute the Bank’s acquiescence in any default by the Borrower or the Guarantor under any of said documents. A waiver by the Bank of any right or remedy under any of the Loan Documents, this Guaranty or any other document made to or with the Bank in connection with the Loan on any one occasion shall not be construed as a bar to any right or remedy which the Bank otherwise would have on any future occasion. The rights and remedies provided in said documents are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law. No action of the Bank permitted hereunder shall in any way affect, impair or release this Guaranty.

15.
Transfers of Interests in Loan. The Guarantor recognizes that the Bank may sell and transfer interests in the Loan to one or more participants and/or assignees (collectively, “Participants”) to the extent permitted under the Loan Agreement and that all documentation, financial statements, appraisals and other data, or copies thereof, relevant to the Borrower, the Guarantor or the Loan, may be exhibited or delivered on a confidential basis to and retained by any such Participant or prospective Participant, with a request to any prospective Participant to return such information if it does not become a Participant.

16.
Separate Indemnity. The Guarantor acknowledges and agrees that the Bank’s rights and the Guaranteed Obligations under this Guaranty shall be in addition to all of the Bank’s rights and all Guaranteed Obligations under any indemnity agreement executed and delivered to the Bank by the Borrower and/or the Guarantor in connection with the Loan, and payments by the Guarantor under this Guaranty shall not reduce any of the Guarantor’s obligations and liabilities under any such indemnity agreement.

17.
Severability. Any provision of this Guaranty, or the application thereof to any person or circumstance, which, for any reason, in whole or in part, is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Guaranty (or the remaining portions of such provision) or the application thereof to any other person or circumstance, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision (or portion thereof) or the application thereof to any person or circumstance in any other jurisdiction.

18.
Entire Agreement; Amendments. This Guaranty contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements or statements relating to such subject matter, and none of the terms and provisions hereof may be waived, amended or terminated except by a written instrument signed by the person against whom enforcement of the waiver, amendment or termination is sought.

19.
Successors and Assigns. This Guaranty shall be binding upon and shall inure to the benefit of the Bank and the Guarantor and their respective successors and/or assigns. This Guaranty may be assigned by the Bank in connection with an assignment of the Loan permitted under the Loan Agreement, and, when so assigned, the Guarantor shall be liable under this Guaranty to the assignee(s) of the portion(s) of the obligations guaranteed hereby so assigned without in any manner affecting the liability of the Guarantor hereunder to the Bank with respect to any portion of the obligations guaranteed hereby retained by the Bank.

20.
WAIVER OF TRIAL BY JURY. THE GUARANTOR, AND BY ITS ACCEPTANCE HEREOF, THE BANK, EACH HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY THE GUARANTOR AND THE BANK AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. THE GUARANTOR AND THE BANK ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

21.
Governing Law; Submission to Jurisdiction. This Guaranty and the rights and obligations of the parties hereunder shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of New Jersey (without giving effect to New Jersey’s principles of conflicts of law). The Guarantor, and the Bank by its acceptance hereof, hereby irrevocably submit to the nonexclusive jurisdiction of any New Jersey state or federal court sitting in Middlesex County, New Jersey, over any suit, action or proceeding arising out of or relating to this Guaranty, and the Guarantor hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any New Jersey state or federal court sitting in Middlesex County, New Jersey, may be made by certified or registered mail, return receipt requested, directed to the Guarantor at the address indicated above, and service so made shall be complete upon receipt or refusal of delivery as indicated on the return receipt.

22.
Paragraph and Section Headings. Any paragraph or section headings and captions in this Guaranty are for convenience only and shall not affect the interpretation or construction hereof.

23.
Liability Unaffected by Release. Any other person liable upon or in respect of any obligation hereby guaranteed, may be released without affecting the liability of the Guarantor hereunder.

24.
Joint and Several Obligations. IF MORE THAN ONE PERSON COMPRISES THE GUARANTOR, THEN EACH SUCH PERSON’S OBLIGATIONS AND LIABILITY UNDER THIS GUARANTY SHALL BE JOINT AND SEVERAL.

25.
Notices. All notices, or other communications required or permitted hereunder, shall be given in writing and shall be delivered in accordance with the Loan Agreement, and with respect to the Guarantor at the address(es) set forth above.

26.
Counterparts. This Guaranty may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement.

27.
Consent to Electronic Delivery. The Guarantor hereby explicitly consents to the electronic delivery of the terms of the transaction evidenced by this instrument. The Guarantor agrees that its present intent to be bound by this instrument may be evidenced by transmission of digital images of signed signature pages via facsimile, email, SMS or other digital transmission and affirms that such transmission indicates a present intent to be bound by the terms of this instrument and is deemed to be valid execution and delivery as though an original ink or electronic signature. The Guarantor shall deliver original executed signature pages to the Bank, but any failure to do so shall not affect the enforceability of this instrument. An electronic image of this instrument (including signature pages) shall be as effective as an original for all purposes.

28.
Fifth Third Loan Documents. Nothing in this Guaranty shall require the Borrower or any Guarantor to grant any lien or security interest, make any pledge or take or omit any action that would violate the Fifth Third Loan Documents. The existence, continuation and performance of the indebtedness, guaranties, liens, security interests and other obligations arising under the Fifth Third Loan Documents, and the exercise by Fifth Third Bank, National Association, as Agent, of its rights and remedies thereunder, shall not constitute a breach, default or Event of Default under this Guaranty.

[NO FURTHER TEXT ON THIS PAGE. SIGNATURE PAGE TO FOLLOW.]

IN WITNESS WHEREOF, and intending to be legally bound, the Guarantor has caused this Guaranty to be duly executed and delivered as of the date first above stated.

LINCOLN EDUCATIONAL SERVICES CORPORATION,
a New Jersey corporation

By:	/s/ David B. Shaw
	Name:	David B. Shaw
	Title:	Senior Vice President, Finance

NEW ENGLAND ACQUISITION, LLC,
a Delaware limited liability company

By:	/s/ David B. Shaw
	Name:	David B. Shaw
	Title:	Senior Vice President, Finance

NN ACQUISITION, LLC,
a Delaware limited liability company

By:	/s/ David B. Shaw
	Name:	David B. Shaw
	Title:	Senior Vice President, Finance

NASHVILLE ACQUISITION, L.L.C.,
a Delaware limited liability company

By:	/s/ David B. Shaw
	Name:	David B. Shaw
	Title:	Senior Vice President, Finance

Signature Page to Continuing Agreement of Guaranty and Suretyship